Exhibit 10.1.42

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION

HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 1

TO THE AMENDED AND RESTATED PRODUCT DEVELOPMENT

AND MANUFACTURING AGREEMENT BY AND BETWEEN

GOGO LLC AND THINKOM SOLUTIONS, INC.

This is Amendment No. 1 (the “Amendment”), dated as of the Effective Date in the signature block, to the Amended and Restated Product Development and Manufacturing Agreement dated April 1, 2016 (the “Agreement”), and is by and between Gogo LLC (“Gogo”) and ThinKom Solutions, Inc. (ThinKom”). Gogo and ThinKom are each referred to hereinafter as a “Party” or collectively as the “Parties”.

WHEREAS, the Parties entered into the Agreement on or about April 1, 2016;

WHEREAS, the Parties now wish to amend the Agreement to modify Exhibit B by adding a quality assurance provision.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows.

1.	Capitalized terms used herein and not otherwise defined herein shall have such meaning as set forth in the Agreement.

2.	The Agreement at Exhibit B, Section 6 is added to the Agreement as follows:

Quality Assurance. ThinKom shall comply with the latest issue of Gogo’s Supplier Quality Requirements Document Number D14521 (Rev. N), with the exceptions noted in Attachment 1 of this Amendment. Gogo’s Supplier Quality Requirements Document No. D14521 (Rev. N) is located at http://www.gogoair.com/policies, and is hereby incorporated into this Agreement by reference and which ThinKom acknowledges having received and understood.

3.

The terms of the Agreement are amended and modified by the terms and conditions of this Amendment No. 1, which shall supersede and prevail over any conflicting terms and conditions, set forth in the Agreement. Except as specifically set forth herein (or as set forth in any other written amendments which may be entered into between the parties), all of the terms and conditions of the Agreement remain unmodified and in full force and effect. This Amendment may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute the Amendment when a duly authorized representative of each party has signed a counterpart. No waiver, modification, or addition to this Amendment No. 1 or the Agreement shall be valid unless in writing and signed by the parties hereto.

IN WITNESS WHEREOF, the Parties have caused this Amendment No.1 to be executed by their respective, duly authorized representative.

GOGO LLC		ThinKom Solutions, Inc.

By:	/s/ Donovan Scammell	By:	/s/ Mark J. Silk
Name:	Donovan Scammell	Name:	Mark J. Silk
Title:	Manager, Procurement	Title:	President

ATTACHMENT 1

SUPPLIER QUALITY REQUIRMENTS DOCUMENT

NUMBER D14521 (REV. N) MODIFICATIONS

Effective Date: 12/23/2019	Date: 12/09/2019

ThinKom Solutions (“ThinKom” or “Supplier”) shall comply with all the requirements in D14521 (Rev. N), Supplier Quality Requirements, except as noted in this Attachment 1. Requirements [***] are amended in this attachment. The following items shall replace the equivalent requirements of D14521 (Rev. N).

Section/Clause	Exception

B001 – QMS Certification

The Supplier shall have an ICOP QMS certification by an accredited registrar, either ISO 9001 or AS9100 series. The scope of the Supplier’s certificate of registration shall adequately cover the product(s) or service(s) being provided by the Supplier.

All suppliers to Gogo who hold third-party certification under the AS9100 series of aerospace quality management system standards (AS9100, AS9110, AS9115 and/or AS9120) must maintain an active profile within the International Aerospace Quality Group – Online Aerospace Suppliers Information System (IAQG-OASIS). These suppliers must grant Assessment Detail access to Gogo within their respective OASIS profile upon request. Additionally, Supplier shall promptly notify Gogo Aviation Quality (AviationQuality@gogoair.com) of the following:

•  Changes in its quality leadership or senior management

•  Renewal, surrender or revocation of certifications

•  Adverse changes to product accreditations/approvals (e.g., expired, withdrawn, suspended, downgraded)

•  Certification body or regulatory agency findings/nonconformances classified as “Major”

ThinKom [***] but Gogo will have access to this information on OASIS

B004 – Certificate of Conformity (C of C)

The Supplier shall provide a Certificate of Conformity (C of C) for material delivered against a Gogo PO that states that the supplies or services are of the quality specified and are in conformance in all respects with the Gogo Purchase Order (contract) requirements, including specifications, engineering drawings, preservation, packaging, packing, marking requirements and physical item identification (part number), and are in the quantity shown on the PO.

The C of C must include, at a minimum, the name of the supplier, the address of the supplier, the part number, the part revision, part serial number (if applicable), lot/batch number (if applicable), the Gogo PO number, shipment quantity, all applicable specifications, the signature and printed name and title of the supplier’s authorized quality representative and the date of execution.

Note: A traceable quality stamp may be used in lieu of a printed name and title; however, a signature is still required.

[***] The quantity on the C of C shall be the shipment quantity as noted in paragraph 2.

Gogo-ThinKom Confidential

ATTACHMENT 1

SUPPLIER QUALITY REQUIRMENTS DOCUMENT

NUMBER D14521 (REV. N) MODIFICATIONS

A manufacturer’s C of C or their authorized distributor’s C of C shall be provided for orders of standard parts and COTS parts in which the standard part or COTS part is an individual line item on a PO. The manufacturer’s C of C is preferred, however, if it cannot be provided, then the authorized distributor’s C of C must identify the manufacturer’s name, address and Cage Code (if available).

C of C’s with any disclaimer statements such as “disclaims any responsibility for manufacturing or functional defects” or “to the best of my knowledge” will not be accepted.

Engineering test or Prototype articles must be provided with a C of C that states that the articles are of the quality specified and are in conformance in all respects with the Gogo Purchase Order (contract) requirements.

If a Deviation/Waiver or Nonconformance Report (NCR) is granted for articles being provided with the order, the Deviation or NCR Number must be noted on the C of C.

B010 – Key Characteristics

The Supplier shall identify key attributes or features whose variation have significant influence on product reproducibility, life or performance that would require specific actions to control the variation. The Key Characteristic could be for the product or process that makes the product. A report/Control Plan (e.g. reference AS9103) shall specify the Key Characteristics and how they will be controlled along with current process capability measurements (Cp, Cpk) for those characteristics. This shall be completed prior to production with process capability measurements analyzed during product ramp and thereafter.

[***] Retrofit compliance plan to be discussed after completion of key characteristics incorporation for Linefit.

B032 – Notification of Change

The Supplier shall make Commercially Reasonable Efforts to notify Gogo in writing when any of the following occur:

•  Merger/acquisition, relocation or closure of the Supplier’s facility, including manufacturing facilities

•  A change in manufacturing source(s), process(es), inspection method(s), location of manufacture, tooling or materials that can potentially affect fit, form or function

•  Temporary or permanent transfer of work (e.g. change in machinery, location of manufacture, from the Supplier to an external provider or from one external provider to another external provider)

•  Manufacturing facility layout modifications

•  Major changes in Enterprise Resource Planning (ERP) system

Upon receipt of written notification from Supplier, Gogo may request, and Supplier shall provide, adequate assurances, including a comprehensive plan, detailing how Supplier intends to meet its performance obligations and delivery of conforming product, and at a minimum, shall include the following

•  Purpose of relocation, work transfer or other change

•  Address of new location (as applicable)

•  Risk identification and mitigation plan specific to Gogo’s contracted products

[***]

Gogo-ThinKom Confidential

ATTACHMENT 1

SUPPLIER QUALITY REQUIRMENTS DOCUMENT

NUMBER D14521 (REV. N) MODIFICATIONS

•  Schedule of move, minimizing impact to Gogo

•  Coordinator / Point of Contact for the relocation or work transfer

All notifications shall be provided to: AviationQuality@gogoair.com

Note: Technical Data changes and revisions to be IAW clause B021.

Gogo-ThinKom Confidential